                                                                    EXHIBIT 21.1

    AS OF DECEMBER 31, 1999, THE SUBSIDIARIES OF THE COMPANY WERE AS FOLLOWS:


         Name                                                                    State of Incorporation
-------------------------------------------------------    -------------------------------------------------------
         Children's Radio of Los Angeles, Inc.                                         Minnesota
         Children's Satellite Network, Inc.                                            Minnesota
         Children's Radio of New York, Inc.                                            New Jersey
         Children's Radio of Minneapolis, Inc.                                         Minnesota
         Children's Radio of Golden Valley, Inc.                                       Minnesota
         Children's Radio of Dallas, Inc.                                              Minnesota
         Children's Radio of Houston, Inc.                                             Minnesota
         Children's Radio of Milwaukee, Inc.                                           Minnesota
         Children's Radio of Denver, Inc.                                              Minnesota
         Children's Radio of Detroit, Inc.                                             Minnesota
         Children's Radio of Philadelphia, Inc.                                        Minnesota
         Children's Radio of Chicago, Inc.                                             Minnesota
         Children's Radio of Phoenix, Inc.                                             Minnesota
         Children's Radio of Tulsa, Inc.                                               Minnesota
         KAHZ-AM, Inc.                                                                 Minnesota
         KCNW-AM, Inc.                                                                 Minnesota
         KIDR-AM, Inc.                                                                 Minnesota
         KKYD-AM, Inc.                                                                 Minnesota
         KMUS-AM, Inc.                                                                 Minnesota
         KPLS-AM, Inc.                                                                 Minnesota
         KTEK-AM, Inc.                                                                 Minnesota
         KYCR-AM, Inc.                                                                 Minnesota
         WAUR-AM, Inc.                                                                 Minnesota
         WCAR-AM, Inc.                                                                 Minnesota
         WJDM-AM, Inc.                                                                 Minnesota
         WPWA-AM, Inc.                                                                 Minnesota
         WWTC-AM, Inc.                                                                 Minnesota
         WZER-AM, Inc.                                                                 Minnesota
         Populuxe Pictures, Inc.                                                       Minnesota
         Buffalo Rome Films, Inc.                                                      Minnesota
         Chelsea Acquisition, Inc.                                                     Minnesota
         Chelsea Pictures, Inc.                                                      Massachusetts
         Curious Pictures Corporation                                                   New York
         Furious Pictures Corporation                                                   New York
         Delirious Pictures Corporation                                                 New York
         Harmony Holdings, Inc.                                                         Delaware
